COMMON SHARES                                                    COMMON SHARES

                           WINTERWAVE COMMUNICATIONS

INCORPORATED UNDER                                             SEE REVERSE FOR
THE LAWS OF BERMUDA                                        CERTAIN DEFINITIONS
                                                             CUSIP 64911N 10 2


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

                    FULLY PAID AND NON-ASSESSABLE COMMON SHARES,
                           $.001 PAR VALUE PER SHARE OF

                    INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

     Dated:

                                      [SEAL]
      /s/ [ILLEGIBLE]                                    /s/ [ILLEGIBLE]
 EXECUIVE VICE PRESIDENT AND                              CHAIRMAN AND
   CHIEF FINANCIAL OFFICER                          CHIEF EXECUTIVE OFFICER


                                         COUNTERSIGNED AND REGISTERED:
                                            NORTHWEST BANK MINNESOTA, N.A.
                                                  TRANSFER AGENT AND REGISTRAR

                                                          AUTHORIZED SIGNATURE

                  INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Bye-laws of the Company and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Company at the registered office of the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   --  as tenants in common            UNIF GIFT MIN ACT -- ______ Custodian ________
     TEN ENT   --  as tenants by the [Illegible]                        (Cust)            (Minor)
     JT TEN    --  as joint tenants with right                          under Uniform Gifts to Minors
                   of survivorship and not                              Act _________________________
                   as tenants in common                                           ([ILLEGIBLE])
     COM PROP  --  as community property            UNIF TRF MIN ACT -- ______ Custodian Unit Age________
                                                                        (Cust)
                                                                        _______ with Uniform Transfers
                                                                        (Minor)
                                                                        [ILLEGIBLE] Act _________________
                                                                                            (State)

   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________



______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________


________________________________________________________________ Common Shares
represented by the within Certificate, and do not hereby irrevocably constiture and appoint

_____________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated ___________________

                                         X __________________________________

                                         X __________________________________
                                   Notice: THE SIGNATURE(S) TO THE
                                           ASSIGNMENT MUST CORRESPOND WITH
                                           THE NAME(S) AS WRITTEN UPON THE
                                           FACE OF THE CERTIFICATE IN EVERY
                                           PARTICULAR, WITHOUT ALTERATION OR
                                           ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Gauranteed


By ____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKER, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDIALLION PROGRAM, PURSUANT TO S.E.C. RULE 17 Apr 15.